SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

CAMCO INVESTORS FUND

 (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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2)

Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Proposed maximum aggregate value of transaction:

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Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)

Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Filing Party:

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Date Filed:

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November 10, 2004

CAMCO INVESTORS FUND

30 E. Main Street

Berryville, VA 22611

1-800-727-1007

NOTICE OF ANNUAL MEETING TO BE HELD

December 15, 2004

Notice is hereby given that an Annual Meeting of Shareholders of the Camco Investors Fund will be held December 15, 2004, at 10:00 AM.  This meeting will be conducted at the office of Camco Investors Fund, located at 30 East Main Street, Berryville, Virginia 22611, for the following purposes:

1 – To elect five Directors to serve until the next until the next annual meeting or until their successors are elected and qualified.

2 - To ratify the appointment of Sanville & Company, Certified Public Accountants as the Fund’s independent accountants for the fiscal year ending December 31, 2004.

3 – To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business October 20, 2004 as the record date for determination of the shareholders entitled to notice of and to vote at the meeting.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY.

PROMPT RETURN OF THE PROXY WILL BE APPRECIATED.

November 10, 2004

Enclosed is a notice of the annual meeting of shareholders of the Camco Investors Fund (the “Fund”) and a proxy form solicited by the Board of Directors of the Fund.  The proxy may be revoked at any time before it is exercised either by mailing a written notice to the Fund, submitting a proxy dated later than the original proxy, or by voting in person at the annual meeting.

You are requested to insert your instructions on the enclosed proxy and then sign, date, and return it.  The cost of soliciting proxies will be borne by the Funds Adviser, Cornerstone Asset Management.

There is only one class of capital stock of the Fund with equal voting rights.  On October 20, 2004, the date of record, there were 121 shareholders and 392,769.672 shares outstanding.  In all matters each share has one vote per share and fractional shares will have an equivalent fractional vote.

The Fund will furnish, without charge, a copy of the annual report (12/31/2003) and or semiannual report (6/30/2003).  Request should be should be made to the following address or phone number:

Camco Investors Fund

30 E. Main Street

Berryville, VA  22611

1-800-727-1007

Election of Directors

There are five nominees listed below who consent to serve as directors, if so elected, until the next annual meeting of shareholders.  The names, ages, principal occupations of the directors along with their shareholdings of the Fund are as follows:

Independent Directors

Col. Richard Bruss is 76 years old.  He is retired from the United States Air Force.  He has been a Director since December 4, 2002.  Col. Bruss is not a director for any other public company.

Charles J. Bailey is 61 years old.  He is a regional manager with Tollgate Inc.  He has been a Director since December 4, 2002.  Mr. Bailey is not a director for any other public company.

Malcom R. Uffelman is 69 years old.  He is Vice President of Contact Inc.  He has been a Director since December 4, 2002.  Mr. Uffelman is not a director for any other public company.

Keith P. Newman is 50 years old.  He is a Realtor with Remax Inc.  He has been a Director since December 4, 2002.  Mr. Newman is not a director for any other public company.

Interested Director

Dennis M. Connor is 48 years old.  He is President of the Camco Investors Fund and Vice President of Cornerstone Asset Management, the investment Adviser.  He is also a registered representative of Syndicated Capital and Vice President of Cornerstone Investment Group, the principal owner of the Adviser.  He has been a director since December 4, 2004 and is currently the Chairman of the Board.  Mr. Connor is not a director for any other public company.

Name

Dollar Range of

Fund shares owned

Percentage

Equity owned

as of 10/20/2004

ownership as

As of 10/20/04

of 10/20/04

Independent Dir.

Col. Bruss

under $50,000

-0-

-0-

Charles Bailey

under $50,000

-0-

-0-

M.R. Uffelman

$50,000 - $100,000

5930.062

1.50

Keith Newman

under $50,000

-0-

-0-

Interested Dir.

Dennis Connor*

under $50,000

265.748

0.07

* Mr. Connor is considered an “interested Director” as defined by the investment act of 1940 insofar as he is a Vice President and part owner of the Fund’s Adviser.

Shareholders have one vote, per each share they own, for each of the five directors.  All proxies returned to the Fund, except those specifically marked to indicate abstention will be cast for the nominees listed above.  A majority of the votes cast, when a quorum is present, will be required to elect each director.

Remuneration of Directors

The Fund Adviser, under terms of the investment contract, paid each of the independent directors a total of $198 in director fee compensation for fiscal year ending December 31, 2003.  As an interested director, Mr. Connor does not receive director’s fees.

Name

Aggregate

Pension or Retirement

Total

Compensation

Benefits from the

Compensation

From the Fund

in 2003

from Fund

In 2003

in 2003

Independent Directors

Col R. Bruss

$198.00

$0.00

$198.00

Charles Bailey

$198.00

$0.00

$198.00

M.R. Uffelman

$198.00

$0.00

$198.00

Keith Newman

$198.00

$0.00

$198.00

Interested Director

Dennis Connor

$0.00

$0.00

$0.00

Brokerage

The Fund requires all brokers to effect transactions of portfolio securities in a manner to receive prompt execution and favorable pricing.  The Fund currently places all trades through the Fund’s President who is answerable to the Fund’s Board of Directors.  In accordance with Rule 17 of the Investment Company Act of 1940, if the Fund’s President is also a registered representative of New York Stock Exchange or NASDAQ member firm, he may place orders through his concern at as low commission rate as possible.  Neither Mr. Connor, nor any other Adviser employee who is also a registered representative, receives a commission for Fund portfolio security trades completed.  The Directors will review all charges and commissions paid to determine if they are reasonable.  The Fund’s President may select other brokers if it can be determined that the trading expenses would be lower while still meeting the primary requirements of execution and price.

Administrator and Underwriter

The Fund is administered by Mutual Shareholder Services, who also acts as the Fund’s Transfer Agent.  The Fund acts as its own Underwriter.

Investment Adviser

Cornerstone Asset Management is the Adviser to the Fund.

Litigation

As of the date of this proxy, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.

Ratification or Rejection of selection of Auditors

Your Board of Directors has selected, subject to shareholder approval, Sanville & Company, CPA’s, to audit and certify financial statements of the Fund for the year 2004.  In connection with the audit, Sanville & Company will review the Fund’s Annual Report to shareholders and the Fund’s filings with the Securities and Exchange Commission. No parities of Sanville & Company have any direct or indirect financial interest in the Fund.

A representative of Sanville & Company will not be present at the meeting unless requested by a shareholder, to be made in writing, in advance of the meeting.  Such request should be made to the President of the Fund.

Shareholder Proposals

The Fund tentatively expects to hold its next annual meeting in December 2005.  Shareholder proposals may be presented at that meeting provided they are received by the Fund not later than June 30, 2005 in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934 that sets forth certain requirements.

Other Matters

The Board of Directors knows of no other matters to be represented at the meeting.

PROXY – SOLICITED BY THE BOARD OF DIRECTORS

CAMCO INVESTORS FUND - ANNUAL MEETING OF SHAREHOLDERS

DECEMBER 15, 2004

The Annual Meeting of the Camco Investors Fund will be held December 15, 2004, at 10:00 AM at the office of Camco Investors Fund located at 30 East Main Street, Berryville, VA 22611.  The undersigned hereby appoints Dennis M. Connor as proxy to represent and to vote all shares of the undersigned at the Annual Meeting of shareholders   and all adjournments thereof, with all powers the undersigned would posses if personally present, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED:  IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROCY WILL VOTE AT HIS DISCRETION ON THE FOLLOWING MATTERS AND ON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on item #1.

1.

Election of Directors

_____  FOR all nominees except as marked to the contrary below.

______ WITHHOLD AUTHORITY to vote for all nominees.

To withhold authority to vote for nominees, strike a line through their name (s)

Keith Newman

Malcom Uffelman

Richard Bruss

Charles Bailey

Dennis Connor

The Board of Directors recommends that you vote For on item #2.

2.

Proposal to ratify the selection of Sanville & Company, by the Board of Directors, as the independent public accountants for the fiscal year ending December 31, 2004.

_______ For

______ Against

_____ Abstain

Please mark, date, sign, & return the proxy promptly in the enclosed envelope.

For joint registrations, both parties should sign.

Shareholder ID:

Share balance as of October 20, 2004

Name

Address

DATED _____________________, 2004

____________________________________,        _____________________________

Signature